SUPPLEMENT DATED MAY 1, 2012
TO PROSPECTUS DATED MAY 1, 1989
The Equity Protector®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus:

The following is added to the front cover of the prospectus:

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.westernreserve.com
All payments made by check, and all claims , correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

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Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2011.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.43%	1.07%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3	0.43%	1.07%
1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2011.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Fund groups on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectuses for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 3 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2013.

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INVESTMENT OPTIONS:

Please note the following changes to your Transamerica Series Trust investment options:

Effective August 16, 2011:

Transamerica Clarion Global Real Estate Securities VP:  The portfolio’s sub-adviser, ING Clarion Real Estate Securities, LLC was renamed CBRE Clarion Securities, LLC.

Effective December 9, 2011:

•	Transamerica Morgan Stanley Growth Opportunities VP merged with Transamerica Morgan Stanley Mid-Cap Growth VP.
•	Transamerica WMC Diversified Equity VP merged with Transamerica WMC Diversified Growth VP.

Effective February  17, 2012:

Transamerica Asset Management, Inc. assumed full responsibility for the day-to-day management of the following portfolios:

Transamerica Asset Allocation - Conservative VP
Transamerica Asset Allocation - Growth VP
Transamerica Asset Allocation - Moderate Growth VP
Transamerica Asset Allocation - Moderate VP
Transamerica International Moderate Growth VP

Todd R. Porter, CFA, was selected as portfolio manager for the portfolios.  Mr. Porter was a portfolio construction consultant for each portfolio other than the Transamerica International Moderate Growth VP portfolio from the portfolio’s inception through 2005, and served as portfolio manager for the portfolios in 2005 and 2006.  Mr. Porter also served as portfolio manager for Transamerica International Moderate Growth VP in 2006.

The information in your prospectus regarding Morningstar is deleted in its entirety and all references to Morningstar are also deleted.

Please see the Transamerica Series Trust prospectus for any changes regarding the portfolios listed above.

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Effective January 6, 2012:

Our affiliate, World Group Securities, merged with Transamerica Financial Advisors, Inc.  (“TFA”).  TFA serves as Western Reserve’s main distribution channel.

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The following replaces the respective paragraph under “Revenue We Receive”:

Rule 12b-1 Fees. We, and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the Policies,  indirectly receives 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

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The following information is added to the section entitled “Ownership Rights”:

No designation or change in designation of an owner will take effect unless we receive (i) a transfer of ownership form or (ii) an Internal Revenue Service Form W-9 along with a written request to designate or change the designation of an owner.  The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

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The following paragraph is added to the section entitled “Disruptive Trading and Market Timing” after the second paragraph under “Deterrence”:

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios).  Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.

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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern Time or visit our website at: www.westernreserve.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1989 PRODUCT PROSPECTUS